FOCUS November 2013 Exhibit 99.1

Forward-looking statements
The following statements made in this presentation are “forward-looking” and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995: statements relating to (1) projected sales (including specific product lines and the company as a whole), profit margins, net income, volumes, short term incentive compensation costs, earnings per share, free cash flow and debt covenant compliance, (2) our branding initiatives, (3) our innovation, and research and development plans, (4)
our cost-savings initiatives, including plant closures and route reductions, and our ability to accelerate any such initiatives, (5) our plans related to our leverage, including our pending tender offer, (6) our plans to divest non-core operations, (7) our planned capital expenditures, (8) the status of our litigation matters, (9) the impact of divestitures including the sale of Morningstar and tax payments related thereto and the divestiture and spin-off of our former subsidiary, The WhiteWave Foods Company, (10) our planned dividend policy, (11) our pending tender offer, and (12) any future repurchases of shares of our common stock. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in this presentation.
Financial projections are based on a number of assumptions.  Actual results could be materially different than projected if those assumptions are erroneous.  Sales, operating income, net income, debt covenant compliance, financial performance and adjusted earnings per share can vary based on a variety of economic, governmental and competitive factors, which are identified in our filings with the Securities and Exchange Commission, including our most recent Form 10-K (which can be accessed on our website at www.deanfoods.com or on the website of the Securities and Exchange Commission at www.sec.gov). Our ability to
profit from our branding initiatives depends on a number of factors including consumer acceptance of our products.  The declaration and payment of cash dividends under our dividend policy remains at the sole discretion of the Board of Directors or a committee thereof and will depend upon our financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Board or such committee. All forward-looking statements in this presentation speak only as of the date of this presentation.  We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in our expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based. Certain pro forma adjusted and historical non-GAAP financial measures contained in this presentation, including adjusted diluted earnings per share, free cash flow, , adjusted free cash flow, adjusted EBITDA, consolidated adjusted operating income and consolidated adjusted net income, are from continuing operations and have been adjusted to eliminate the net expense or net gain related to certain items identified in our earnings press releases, including the Morningstar divestiture.  A full reconciliation of these measures calculated according to GAAP and on an adjusted basis is contained in such press releases, which is publicly available on our website at www.deanfoods.com/investors and at the end of this presentation.

Today’s agenda Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion 3

Dean® FOODS

TruMoo
Meadow Gold
Swiss
Unsweetened Tea
Dean's
1% LOWFAT MILK
TruMoo
Chocolate
POG
Caramel Pretzel

Dean FOODS

Who we are
Trusted regional brands: 50+
Manufacturing facilities: 70+
Total employees: 19,000
Nearly 3.0B gallons produced annually
Over 37,000 points of distribution
More than 2/3 of U.S. households
purchase a Dean Foods branded
product annually

NYSE: DF
Market cap: $1.7B

Revenues: $9.0+B
Headquarters: Dallas

1. Source IRI
2. As of 11/13/2013

Today’s agenda Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion 5

Marty Devine
Chief Commercial Officer
Strong management team and vision
Gregg Tanner
Chief Executive Officer
Rachel Gonzalez
General Counsel
Kim Warmbier
Chief HR Officer
Shay Braun
Operations & Procurement
Chris Bellairs
Chief Financial Officer
Brian Murphy
Chief Information Officer
Tony Brooks
Logistics
To be the most admired and trusted
provider of wholesome, great-tasting
dairy products at every occasion

Operational imperatives
Never compromise on quality, safety or customer service
Volume
Performance
Cost
Productivity
Effective
Pricing
Drive volume growth
at appropriate
economic returns
Gain share through
low cost, high service,
valued brands model
Augment volumes
with differentiated
products like TruMoo
®
Build on unique
opportunities to create
a cost-advantaged
position
Expedite closure of
under-utilized plants,
routes
Use cost savings to
enable future growth
Improve pricing tools
and protocols to
ensure pass-through
of commodity inflation
Reduce commodity-
driven volatility
Protect margins

Today’s agenda Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion 8

TruMoo
Swiss
Fruit Rush
JILBERT
GARELICK Farms
LAND O LAKES
Meadow Gold
Berkeley Farms
Model Dairy
Country Fresh
Meadow Brook
Reiter
Tuscan
Swiss
Dean's
ALTA DENA DAIRY
PET
Purity
CREAMLAND
Gandy's
Barbers
MAYFIELD Dairy Farms
Price's
Oak Farms DAIRY
Brown's DAIRY
T.G. Lee
HYGEIA
McARTHUR DAIRY
Meadow Gold

Dean Foods at a glance
Largest U.S. processor and
distributor of fluid milk
Portfolio of trusted brands,
complementary products –
milk, ice cream, cultured
dairy products, creamers,
ice cream mix, and other
dairy
Best-in-class nationwide
distribution platform with
extensive refrigerated
“direct store delivery”
systems
Cost control is part of our
DNA

SAFEWAY

DOLLAR GENERAL

Sysco

Walmart

Walgreens

ARAMARK

Dean Foods

Distribution:
Broad nationwide distribution across channels
The country’s only coast-to-coast processor and distributor of fresh milk
Large Format 69% Small Format 11% Foodservice 13% School/Govt 7%

Portfolio: Strength across the dairy case
Dean Foods - fluid milk and
more
Dean Foods’ share of national
branded fluid milk has increased
over the past three years
Ice cream, cultured products,
creamers, juice, tea and water
fill out the Dean Foods portfolio
3%
FRESH
CREAM (1)
2%
ESL & ESL
CREAMERS (2)
4%
CULTURED
5%
OTHER
BEVERAGES (3)
9%
ICE CREAM (4)
2%
OTHER (5)
26%
DEAN BRANDED WHITE
40%
PL WHITE AND FLAVORED
74%
FLUID MILK
(1) Includes half-and-half and whipping cream
(2) Includes creamers and other ESL fluids
(3) Includes fruit juice, fruit-flavored drinks, iced tea and water
(4) Includes ice cream, ice cream mix and ice cream novelties
(5) Includes items for resale such as butter, cheese, eggs and milkshakes
8%
TRUMOO

2012 NET SALES BY PRODUCTS

Fluid Milk Consumption[1]

RTE Cereal
Beverage
Ingredient
Coffee
Hot Cereal
Tea
31%
45%
12%
8%
3

4500
4000
3500
3000
2500
2000
1500
1000
2006
2007
2008
2009
2010
2011
2012

White milk is a compelling, sustainable market opportunity
Ubiquitous: in 90% of U.S. homes, over $20B of annual U.S. retail sales
One of the largest, most profitable categories for retailers
Strong health & wellness credentials
Industry remains fragmented, large sophisticated platform provides significant competitive advantages
Relatively Stable Long-term
White Milk Consumption Trend

1. Symphony IRI Group, “Refrigerated Conventional White Milk Overview: Category Decline Review”, July, 2010.
2. IRI Panel, Total All Outlet, Calendar Year 2009 – 2012, 2006-2008 from IRI study published in 2011
Fluid Milk Category Dynamics
1
2

10
8
6
4
2
0
($ billions)
Dean Foods
HP Hood
LaLa
Prarie Farms
Kroger
Safeway
Other

Scale: Dean Foods is the largest player in milk
We have the #1
or #2 position,
as measured by
sales of
branded white
milk, in 80% of
the IRI defined
geographies in
which we
operate
35%
34%
31%
-150 Players
averaging 0.2%
share each

Dean's
TruMoo
Chocolate
TruMoo
Chocolate
TruMoo
Strawberry
TruMoo
Chocolate
Vanilla
TruMoo
Chocolate Peppermint

Brands:
Growing TruMoo
1.SymphonyIRI MULO

Flavored milk is a $1B category, and
TruMoo is the largest flavored milk brand
TruMoo was recently ranked as the fourth
most successful consumer packaged
goods brand of 2012 by Information
Resources, Inc. (IRI)
TruMoo is Dean Foods’
largest national
brand at $636M of retail and school sales
in 2012
No high fructose corn syrup, lower total
sugar, low fat, all the great nutrition of
milk
Retail volumes up 8% in 2012,
1% YTD 2013
1

MAYFIELD
New Flavor!
Cherry Brown Cows
6 BARS
Chocolate Coated Cherry Flavored Frozen Dairy Dessert Bars
6-3.3 FL OZ BARS (19.8 FL OZ) 6-98mL BARS (588 mL)

MAYFIELD
Caramel Toffee Crunch
Select Ice Cream
1.5 QUART (1.42L)

100% REAL PREMIUM ICE CREAM
Dean's Country Fresh
CHOCOLATE

Dean's Country Fresh
6 Cones
Nutty Buddy
SuperScoops
VARIETY PACK
3 Fudge & 3 Caramel

Portfolio: Ice cream Strong regional ice cream business Over $800 million in annual sales Mix of regional brands, foodservice, and private label Company-owned frozen distribution network 15

Dean Foods:
Focused, disciplined, profitable
Extend our sustainable competitive advantages
Our relative size and capabilities afford us significant advantages versus our competitive set – we plan to extend those advantages
Continued focus on cost, volume outperformance, effective pricing
Lay the foundation for longer-term growth
Focus on cash flow generation and total shareholder returns

Extend our sustainable competitive advantages:
Manufacturing and Procurement
Accelerating cost reduction across the P&L – targeting $120 million in 2013 savings
Large network provides opportunities to reduce capacity to drive efficiency and unit costs lower – in the process of closing 10-15% of production facilities
Eight plant closures announced over the past twelve months
Seven closures completed this year

Leading network drives in-plant efficiency
through ongoing continuous improvement
program that works to alleviate efficiency
bottlenecks and spread best practices
through employee-led initiatives
Leveraging the volume of our overall
purchases to obtain favorable pricing across
non-dairy commodities – typically a 10-15%
cost advantage

Extend our sustainable competitive advantages:
Logistics
We have a significant opportunity to drive additional logistics savings
Leveraging technology
XataNet GPS units provide detailed analysis of location, speed, stop length, etc. Also eliminates roughly 45 min per day of driver paperwork
RoadNet enables significant improvements in routing efficiency
Large opportunity to reduce and
variablize our distribution assets

We are instituting the same
continuous improvement
processes in distribution that
have been delivering
manufacturing savings

Extend our sustainable competitive advantages:
Pricing and Selling
Passthrough is an effective hedge against
most milk commodity volatility
Prices are reset monthly in concert with
changes in Class I mover
Customers expect and accept these changes
We have developed and are implementing
technology to increase precision of pricing
across all SKUs
Utilizing risk management capabilities to
offer customers innovative pricing solutions
Reducing overhead to drive competitiveness

Building long-term opportunities to grow
Investing in the R&D pipeline
Historical spending was skewed toward WhiteWave and Morningstar
We have the opportunity to utilize our broad manufacturing and distribution capabilities for expansion into new value-added products and extensions
Expect to begin increasing the
innovation we bring to market
in 18-24 months

TruMoo demonstrates that
consumers value additional
benefits in fluid dairy

Today’s agenda Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion 21

Financial performance
Net Sales
$6.7B $9.3B*
$181M** $256M*
2.1B 3.0B
Operating Profit
9/30/13 Leverage Ratio *** : 1.64x
Market Capitalization: $1.7B

Gallons
3Q13 YTD
2012
  *On a rebased basis, excluding  among other items the results of Morningstar and WhiteWave, See Reconciliation of Non-GAAP Financial
  Measures in the appendix to this  presentation for computation and reconciliations
**See Reconciliation of Non-GAAP Financial Measures in the third quarter 2013 press release earnings tables for computations and reconciliations
*** Net Debt (Total long-term debt less all cash on hand) to EBITDA; Calculated per Dean Foods’ Credit Agreement would be 2.3x
Note: Market Capitalization as of November 13, 2013

Total Volume (millions of gallons)
Adjusted Operating Income* ($ millions)
Operating Income ($millions)
Total Volume (millions of gallons)
$90
$85
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
750
700
650
600
550
500
762
748
749
760
727
703
685
Q1 2012
$0.087
Q2 2012
$0.095
Q3 2012
$0.076
Q4 2012
$0.081
Q1 2013
$0.102
Q2 2013
$0.092
Q3 2013
$0.061

Dean Foods

Volume and operating profit performance
Adjusted Operating Income per Gallon ($)
*See Reconciliation of Non-GAAP Financial Measures in our earnings releases for the relevant quarters and in the appendix to this presentation for computations and reconciliations
$66
$71
$62
$74

$65
$42 $57

$3,976
3,651
2,298
1,034
1,214
671
Q4
Q4
Q4
Q1
Q2
Q3

Dramatic debt and leverage reduction
Ongoing Dean Foods
Net Debt
$ Millions
•
$1.6B of Dean Foods net
debt reduction this year
•
Q3 total net debt of $671
million
•
Q3 net debt to EBITDA ratio
of 1.64x**
•
Q3 includes the receipt of
$589 million of net proceeds
from July WWAV share
monetization
Overview
2011 2012 2013
**Net debt is total long term debt less all cash on hand. Calculated per Dean
Foods credit agreement would be 2.3x

2010
Total Leverage Ratio               5.12x             4.62x            3.52x          2.12x         2.67x         1.64x

Focus on cash flow generation & total shareholder returns
Immediate Shareholder Returns Future Shareholder Returns
Mid-single Avg EBIT Growth
Liability Mgmt
Cap-Ex Reduction Over Time

We expect $100 million of normalized 2013 Free Cash Flow before one-time items and litigation payments
Next 3-5
Years
*Free cash flow is a non-GAAP measure and is defined as net
cash provided by continuing operations less capital expenditures
Free Cash Flow Growth
Productivity
Investment
Growth
Investment
Debt Paydown
Share
Repurchase and
Regular Dividend

Approval of dividend policy instituting regular quarterly dividends
• Expected initial dividend rate of $0.07 per quarter beginning in Q1 2014
• Provides solid return for stockholders while maintaining flexibility
Increase in amount available for share repurchases to $300 million
• Additional tool for shareholder value creation to be used opportunistically
Cash tender offer for $400 million aggregate principal amount of 9.75%
2018 bonds and 7.0% 2016 bonds
• Preference given to the 2018 bonds
• Funded with balance sheet cash and revolver borrowings
• Expected to close late in Q4 2013
• Significant interest savings going forward

2013 Expectations

* See Reconciliation of Non-GAAP Financial Measures in the Q3 2013 earnings release earnings tables for computation
2014 Considerations:
Challenging volume overlaps through Q2
STI overlap headwind of approximately $30M
Q4 Adjusted Diluted EPS*
FY 13 Adjusted
Diluted EPS*
FY 13 Adjusted EBITDA*
FY 13 Capital
Expenditures
FY 13 Adjusted FCF
$0.85 - $0.91 per share
Approximately $391 – 400 million
Approximately $160 – 170 million
$0.17 - $0.23 per share
Approximately $100 million

Today’s agenda 28 Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion

Summary
We have built sustainable competitive advantages
through our scale and capabilities. We are working to
extend these advantages.
We are putting pieces in place to build for the future
through:
Reducing and variablizing our cost structure
Improving pricing tools and protocols to reduce volatility
Increasing R&D and innovation efforts
We believe profit growth, combined with a focus on
free cash flow generation and rewarding shareholders
will result in superior returns
We aim to be a sustainable creator of value for
shareholders
Thank you for your interest

Appendix: Reconciliation of Non-GAAP Financial Measures (cont)

DEAN FOODS COMPANY
Reconciliation of GAAP to Adjusted Operating Income
(Unaudited)
(In thousands)
Twelve months ended
December 31, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 233,558 $            5,983 $                 - $                     24,654 $               (8,111) $                256,084 $
WhiteWave 192,557                -                        -                        1,085                    (193,642)               -
Facility closing and reorganization costs (55,787)                 -                        55,787                  -                        -                        -
Other operating income (expense) 57,459                  (57,459)                 -                        -                        -                        -
Total operating income 427,787 $            (51,476) $              55,787 $               25,739 $               (201,753) $           256,084 $

Appendix: Reconciliation of Non-GAAP Financial Measures (cont)

Three months ended
March 31, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 68,079 $               - $                     - $                     - $                     (2,234) $                65,845 $
WhiteWave 46,995                  -                        -                        -                        (46,995)                 -
Facility closing and reorganization costs (25,435)                 -                        25,435                  -                        -                        -
Other operating income (expense) -                        -                        -                        -                        -                        -
Total operating income 89,639 $               - $                     25,435 $               - $                     (49,229) $              65,845 $
Three months ended
June 30, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 69,001 $               - $                     - $                     4,000 $                 (1,262) $                71,739 $
WhiteWave 45,085                  -                        -                        -                        (45,085)                 -
Facility closing and reorganization costs (6,217)                   -                        6,217                    -                        -                        -
Other operating income (expense) -                        -                        -                        -                        -                        -
Total operating income 107,869 $            - $                     6,217 $                 4,000 $                 (46,347) $              71,739 $

Appendix: Reconciliation of Non-GAAP Financial Measures (cont)

Three months ended
September 30, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 46,224 $               5,983 $                 - $                     8,000 $                 (3,448) $                56,759 $
WhiteWave 50,435                  -                        -                        -                        (50,435)                 -
Facility closing and reorganization costs (6,080)                   -                        6,080                    -                        -                        -
Other operating income (expense) 56,339                  (56,339)                 -                        -                        -                        -
Total operating income 146,918 $            (50,356) $              6,080 $                 8,000 $                 (53,883) $              56,759 $
Three months ended
December 31, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 50,254 $               - $                     - $                     12,654 $               (1,167) $                61,741 $
WhiteWave 50,042                  -                        -                        1,085                    (51,127)                 -
Facility closing and reorganization costs (18,055)                 -                        18,055                  -                        -                        -
Other operating income (expense) 1,120                    (1,120)                   -                        -                        -                        -
Total operating income 83,361 $               (1,120) $                18,055 $               13,739 $               (52,294) $              61,741 $

FOCUS November 2013